Lucas Energy, Inc. 8-K

Exhibit 10.4

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

STATE OF TEXAS

COUNTY OF GONZALES

KNOW ALL MEN BY THESE PRESENTS:

CATI OPERATING, LLC, whose address is 450 Gears Road, Suite 860, Houston, Texas 77067, hereinafter referred to as “Assignor”, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby convey, transfer, assign and set over unto ROBERTSON GLOBAL CREDIT, LLC, whose address is 3525 Sage Road, Suite 914, Houston, Texas 77056, hereinafter referred to as “Assignee”, an overriding royalty interest, free and clear of all cost and expense of development and operation, in the amount of 2% of 8/8ths of all oil, gas and casinghead gas, and other hydrocarbon substances produced, saved and marketed from the following described land pursuant to those certain oil and gas leases, whether one or more, described on EXHIBIT “A” attached hereto and made a part hereof, and situated in the aforesaid County and State.

TO HAVE AND TO HOLD the interest herein transferred and assigned unto Assignee, its successors and assigns, forever, subject only to the following terms and provisions: that

A.	The overriding royalty interest herein transferred is payable out of and only out of the oil and gas produced, saved and marketed, pursuant to the terms and provisions of the above-described oil and gas leases; limited, however, only to the wellbores of the Cyclone #9H, API No. 42-177-33698 and the Cyclone #10H, API No. 42-177-33699.
B.	The overriding royalty interest herein provided for shall not, in any event, be paid or accrued upon any oil, gas, casinghead gas, and other hydrocarbon substances used for operating, development or production purposes upon the above described lands or unavoidably lost; and no overriding royalty shall be paid upon gas used for repressuring or recycling operations benefitting said lands.
C.	This Assignment of Overriding Royalty Interest is made without warranty of title, express or implied, except as to parties claiming by, through or under Assignor, but not otherwise.
D.	If Assignor’s interest in the above-described oil and gas leases, lands or units is less than the entire interest, or if said oil and gas leases cover less than the entire fee title, then the above overriding royalty interest shall be reduced proportionately.
E.	It is understood and agreed that Assignor shall have the right to pool the oil and gas leases and lands covered hereby, or any portion thereof, with other lands and leases into voluntary units, or into units as established by any governmental authority having jurisdiction, and if the leases , and the lands covered thereby, or any part thereof are pooled accordingly, then the overriding royalty interest herein conveyed shall be reduced in proportion that the acreage burdened by the overriding royalty interest bears to all the acreage included in any pooled unit.

IN WITNESS WHEREOF, Assignor has executed and delivered this assignment of overriding royalty interest this 15th day of August, 2016.

ASSIGNOR:	CATI Operating, LLC

	By	/s/ Anthony C. Schnur
Anthony C. Schnur, Managing Member

ASSIGNEE:	ROBERTSON GLOBAL CREDIT, LLC

	By	/s/ Chase M. Robertson
Chase M. Robertson

STATE OF TEXAS

COUNTY OF HARRIS

Before me, the undersigned Notary Public, in and for said County and State, on this 25th day of August, 2016, personally appeared Anthony C. Schnur to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as Managing Member of CATI Operating, LLC and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of CATI Operating, LLC.

Given under my hand and seal the day and year first above written.

My Commission Expires: 1/22/2018	/s/ Stephen Ganske
Notary Public
	Address:	202 N. Camp St.
Sequin, TX 78155

STATE OF TEXAS

COUNTY OF HARRIS

Before me, the undersigned Notary Public, in and for said County and State, on this 15th day of August, 2016, personally appeared Anthony C. Schnur to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as Managing Member of CATI Operating, LLC and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of CATI Operating, LLC.

Given under my hand and seal the day and year first above written.

My Commission Expires:	/s/ Rhonda Shuman
Notary Public
	Address:	5120 Woodway, Suite 9029
Houston, TX 77056

EXHIBIT “A”

LESSOR/LESSEE:	DATE:	RECORDING DATA:

Byron Keith Pagel/ Eagleford Gas 8, LLC	11/9/2015	Volume 1216, Page 310

Ruddock Vaccinating Services, Inc./	12/22/2015	Volume 1216, Page 316
Eagleford Gas 8, LLC

Upton Ruddock/ Eagleford Gas 8, LLC	12/22/2015	Volume 1216, Page 319

Ruddock Vaccinating Services, Inc./
Eagleford Gas 8, LLC	1/1/2016

Upton Ruddock/ Eagleford Gas 8, LLC	1/1/2016

Ruddock Vaccinating Services, Inc./	1/21/20 16
Eagleford Gas 8, LLC

Kenneth Plowman Whiddon &
Mary Jane Whiddon/ Eagleford Gas 8, LLC	2/5/2016

Kenneth Plowman Whiddon &
Mary Jane Whiddon/ Eagleford Gas 8, LLC	2/5/2016